STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (hereinafter referred to as "Agreement") is made and entered into this 1st day of July, 1996, by and among, DCT COMPONENT SYSTEMS, INC., a Michigan corporation (hereinafter referred to as "Company"), JAMES BRONCE HENDERSON III (hereinafter referred to as "Henderson"), DAVID C. STONE (hereinafter referred to as "Stone") (Henderson and Stone hereinafter sometimes individually referred to as "Shareholder" and collectively referred to as "Shareholders"), NOBLE INTERNATIONAL, LTD., a Michigan corporation (hereinafter referred to as "Noble"), and PETER RAAB (hereinafter referred to as "Raab") (Noble and Raab hereinafter sometimes individually referred to as "Purchaser" and collectively referred to as "Purchasers").

                              W I T N E S S E T H:

         WHEREAS, Henderson and Stone are the only shareholders of the Company; and

         WHEREAS, Henderson owns Nine Hundred Eighty-Five (985) shares of the common stock of the Company; and

         WHEREAS, Stone owns Nine Hundred Eighty-Five (985) shares of the common stock of the Company; and

         WHEREAS, the Company desires to issue, sell, transfer and deliver to Noble and Noble desires to purchase and receive from Company One Thousand Three Hundred Forty-Three (1,343) shares of the common stock of the Company for the consideration and upon the terms and conditions hereinafter set forth;

         WHEREAS, the Company desires to issue, sell, transfer and deliver to Raab and Raab desires to purchase and receive from Company Two Hundred Sixty-Nine (269) shares of the common stock of the Company for the consideration and upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the promises and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         Section 1. Sale and Purchase.

                  (a) Sale and Purchase of Noble Stock. Upon and subject to the terms and conditions set forth in this Agreement, Company hereby agrees to issue, sell, transfer and deliver to Noble, free and clear of all liens, pledges and encumbrances of every kind, character, and description whatsoever, and Noble agrees to purchase from the Company on the Closing Date, as defined below, One Thousand Three Hundred Forty-Three (1,343) shares of One Dollar ($1.00) par value common stock of the Company, evidenced by one or


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more certificates of the Company, duly registered in the name of Noble
(hereinafter referred to as "Noble Stock").

                  (b) Sale and Purchase of Raab Stock. Upon and subject to the terms and conditions set forth in this Agreement, Company hereby agrees to issue, sell, transfer and deliver to Raab, free and clear of all liens, pledges and encumbrances of every kind, character, and description whatsoever, and Raab agrees to purchase from Company on the Closing Date, Two Hundred Sixty-Nine
(269) shares of common stock of the Company evidenced by one or more certificates of the Company, duly registered in the name of Raab (hereinafter referred to as "Raab Stock"). Provided, however, the sale and issuance of shares to Raab is conditioned upon his entering into a Stock Redemption Agreement with the Company, in form and substance acceptable to the Company.

         Section 2.  Purchase Price.

                  (a) The consideration to be paid by Noble to Company for the Noble Stock shall be One and 00/100 Dollar ($1.00) payable in cash at Closing.

                  (b) The consideration to be paid by Raab to Company for the Raab Stock shall be One and 00/100 Dollar ($1.00) payable in cash at Closing.

         Section 3. Additional Agreements. The parties shall execute the following at Closing:

                  (a) Stock Redemption Agreement by and between the Company and Raab.

                  (b) Management Agreement by and between the Company and Noble.

                  (c) Voting Agreement by and among the Company, Shareholders and Noble, and the related Irrevocable Proxy.

                  (d) Executive Bonus Pool Plan for the Company.

                  (e) Amendment of Raab Employment Agreement between the Company and Raab.

                  (f) License Agreement by and among Henderson, the Company and John Fox regarding a Push-In Sheet Metal Fastening System.

                  (g) Warranty Bill of Sale for Gary Stade Stock.

                  (h) Indemnification Agreement by DCT Companies, Inc. and DCT Fasteners, Inc. regarding DCT Fasteners, Inc. debt.


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

                  (i) Indemnification Agreement by David C. Stone regarding Henderson debt/guaranty.

                  (j) Indemnification Agreement by Noble regarding personal guaranties.

                  (k) Assignment and Assumption Agreements regarding GM claim and TRW claim.

                  (l) Line of credit Promissory Note by Company to DCT Companies, Inc.

                  (m) Company, Shareholders and Purchasers shall execute any additional documents reasonably required to consummate the transaction contemplate herein.

         (The Agreements referred to in Section 3 shall hereinafter be collectively referred to as "Closing Documents.")

         Section 4. The Closing. The sale and purchase provided in this Agreement shall be consummated at a closing to be held at the offices of Stone, Biber & O'Toole, P.C. in the City of Troy, Michigan, at 10:00 a.m. on the 1st day of July, 1996, or at such other place, time and date as the parties hereto shall mutually agree upon. The date and event of the sale and purchase are, respectively, hereinafter referred to as the "Closing Date" and the "Closing."

         Section 5. Access to Properties and Records. From and after the date of this Agreement, the Company and the Shareholders shall afford to the officers, attorneys, accountants and other authorized representatives of Purchasers free and full access to the plants, properties, books and records of the Company in order that Purchasers may have full opportunity to make whatever investigation they shall desire of the affairs of the Company, provided that the investigation shall not unreasonably interfere with the operations of the Company. All information provided by the Company and/or the Shareholders shall be treated confidentially by Purchasers.

Purchasers shall not make any use of such information so provided by the Company and/or the Shareholders, except for purposes of the transactions contemplated hereunder.

         Section 6. Representations and Warranties of the Company and the Shareholders. The Company and the Shareholders represent and warrant unto the Purchasers as follows:

                  (a) Company is, and at the Closing Date will be, authorized to issue, sell, transfer and deliver the Noble Stock and the Raab Stock to Noble and Raab, respectively.


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

                  (b) Company has full power, in accordance with the law, to execute and perform this Agreement, and such execution and performance does not conflict with any contract to which Company is a party or to which Company is subject. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby, to the extent applicable to Company, have been duly authorized by all necessary actions on the part of the Company. This Agreement is a valid and binding obligation of Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity.

                  (c) Shareholders have full power, in accordance with the law, to execute and perform this Agreement, and such execution and performance does not conflict with any contract to which either or both Shareholders are a party or to which either or both are subject. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby, to the extent applicable to each Shareholder, have been duly authorized by all necessary actions on the part of each Shareholder. This Agreement is a valid and binding obligation of Shareholders, enforceable against them in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity.

                  (d) Except as described on the draft Financial Statements of the Company dated December 31, 1995 and the interim management statements of the Company through April 31, 1996, the only material liabilities of the Company are as disclosed on Exhibit A attached hereto and thereby made a part hereof.

         Section 7. Representations and Warranties of Purchasers. Purchasers represent and warrant unto the Company and the Shareholders that:

                  (a) Purchasers have full power, in accordance with the law, to execute and perform this Agreement, and such execution and performance does not conflict with any contract to which either or both Purchasers are a party or to which either or both are subject. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby, to the extent applicable to each Purchaser, have been duly authorized by all necessary actions on the part of each Purchaser. This Agreement is a valid and binding obligation of Purchasers, enforceable against them in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity.

                  (b) Noble is purchasing the shares for its own account for investment purposes and not for resale, and agrees not to sell, assign or otherwise transfer the shares unless they are registered under the Securities Act of 1933 and/or the securities laws of the State of Michigan or the sale is exempt from registration in the opinion of legal counsel for the Company. Noble is financially able to suffer a complete loss of the purchase price and is aware that the investment contemplated by this Agreement is speculative and neither Company nor Shareholders make any assurance that it will be profitable or that Noble's investment will enhance in value over time.

                  (c) Raab is, and at the Closing Date will be, a resident of the State of Michigan and is purchasing the shares for his own account for investment purposes and not for resale, and agrees not to sell, assign or otherwise transfer the shares unless they are registered under the Securities Act of 1933 and/or the securities laws of the State of Michigan or the sale is exempt from registration in the opinion of legal counsel for the Company. Raab is financially able to suffer a complete loss of the purchase price and is aware that the investment contemplated by this Agreement is speculative and neither Company nor Shareholders make any assurance that it will be profitable or that Raab's investment will enhance in value over time.

         Section 8. Intercompany Debt, Shareholder Payables and Receivables. The parties acknowledge and expressly agree that all liabilities owing to DCT Companies, Inc. and its subsidiaries and affiliates (but excepting the Company), and all Shareholder payables and receivables of the Company and all interest which has accrued thereon ("Debt") are worthless and as a condition precedent to the purchase of the Stock by the Purchasers, this Debt must be written off the books of the Company, if not already done so, on or before December 31, 1997. Provided, however, the Line of Credit Promissory Note in the face amount of Nine Hundred Sixty Thousand and no/100 Dollars ($960,000.00) of even date herewith shall not be written off and shall be a legally enforceable obligation of the Company.

         Section 9.  Miscellaneous.

                  (a) Company, at any time and from time to time after the Closing Date, upon reasonable request of Purchasers, will do, execute, acknowledge, and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be reasonably required to convey, transfer to, and vest in the respective Purchasers, and protect the right, title, interest in, and enjoyment of, the Noble Stock and Raab Stock intended to be assigned, transferred, and conveyed pursuant to this Agreement, subject to approval by Company's counsel, which approval shall not be unreasonably withheld.


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

                  (b) Subject to the terms and conditions hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  (c) Any notice, request, instruction, or other document to be given hereunder to any party shall be in writing and deemed given on the date it is delivered personally, by facsimile transmission with originals mailed by first class, mail sent by registered or certified mail, postage prepaid, telegram, or delivered by a nationally recognized courier service, as follows:

                           If to Company:

                                    DCT Component Systems, Inc.
                                    34660 Centaur
                                    Clinton Township, Michigan  48035
                                    Attn:  Peter Raab

                           If to Shareholders:

                                    "Henderson"

                                    James Bronce Henderson III
                                    DCT Companies, Inc.
                                    20101 Hoover Road
                                    Detroit, Michigan  48205


                                    "Stone"

                                    David C. Stone
                                    c/o DCT Companies, Inc.
                                    20101 Hoover Road
                                    Detroit, Michigan  48205

                           In either case, with a copy to:

                                    Stone, Biber & O'Toole, P.C.
                                    2701 Troy Center Dr., Suite 400
                                    Troy, MI  48084
                                    Attn:  Roger J. O'Toole

                           If to the Purchasers:

                                    "Noble"

                                    Noble International, Ltd.
                                    33 Bloomfield Hills Parkway, Suite 155
                                    Bloomfield Hills, Michigan 48304

                                    "Raab"

                                    Peter Raab
                                    c/o DCT Component Systems, Inc.
                                    34460 Centaur
                                    Clinton Township, Michigan  48035


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

!!!!!
                           In either case, with a copy to:

                                    Mark A. Davis, Esq.
                                    33 Bloomfield Hills Parkway, Suite 155
                                    Bloomfield Hills, Michigan 48304


Any party may change his or its address for purposes of this Section by giving notice of such change of address to the other party in the manner herein provided for giving notice.

                  (d) All exhibits hereto are incorporated herein. This Agreement and the Closing Documents referenced herein constitute the entire Agreement of the parties related to its subject matter and supersede all prior agreements, whether written or oral, between the parties related to its subject matter.

                  (e) This Agreement is declared to have been made under the laws of the State of Michigan.

                  (f) If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  (g) The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  (h) As the context of any provision may require, nouns and pronouns of every gender and number shall be construed in any other gender and number.

                  (i) This Agreement may be amended in any manner by an agreement, in writing, signed by all the parties hereto or by their respective successors and assigns, heirs, executors, administrators


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


and personal representatives.

                  (j) Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall not affect its validity or enforceability or constitute a waiver of future enforcement of that provision or of any other provision of this Agreement.

                  (k) Strict compliance shall be required with each and every provision of this Agreement. The parties hereto acknowledge that their interests are unique, that failure to perform the obligations provided by this Agreement shall result in irreparable harm and damage and that specific performance of their obligations may be obtained by a court in equity.

                  (l) This Agreement may be executed in a number of counterparts, and all counterparts executed by Purchasers, Company and Shareholders shall constitute one and the same agreement, and it shall not be necessary for Purchasers, Company and the Shareholders to execute the same counterpart hereof.

                  (m) The Company is authorized to enter into this Agreement by virtue of a Resolution unanimously adopted by the Board of Directors on July 1, 1996.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


WITNESSETH:                                 COMPANY:

                                            DCT COMPONENT SYSTEMS, INC.,
                                            a Michigan corporation


________________________                    By:  ___________________________

________________________                    Its: ___________________________



                                            SHAREHOLDERS:
/s/ A. Kathleen Murphy                      /s/ James Bronce Henderson III
------------------------                    --------------------------------
/s/ Jan Chinurt                             James Bronce Henderson III
------------------------

/s/ A. Kathleen Murphy                      /s/ David C. Stone
------------------------                    -------------------------------
/s/ Jan Chinurt                             David C. Stone
------------------------


________________________

                       [signatures continued on next page]


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


                                             PURCHASERS:

                                             NOBLE INTERNATIONAL, LTD.,
                                             a Michigan corporation

/s/ David C. Stone
------------------------                     By:  /s/ Mark A. Davis
/s/ Lisa Abbott                              --------------------------
------------------------                     Its: President

/s/ Mark A. Davis                            /s/ Peter Raab
------------------------                     --------------------------
/s/ David C. Stone                           Peter Raab
------------------------

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



                                LIST OF EXHIBITS


A.  Undisclosed Liabilities
















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